Exhibit 10(a)

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in this Amendment No. 10 to Registration Statement No.
811-21162 under the Investment Company Act of 1940 of Merrill Lynch Basic Value Principal Protected Fund of Merrill Lynch Principal Protected Trust on Form N-1A of our report dated August 8, 2003, appearing in the June 30, 2003 Annual Report of the Fund, in the Statement of Additional Information which is part of this Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey October 24, 2003